SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

/ /  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))

                             GENESISINTERMEDIA, INC.
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: Common Stock, par value $.0001 per share

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

/ /  Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                            GENESISINTERMEDIA, INC.
                      5805 SEPULVEDA BOULEVARD, 8TH FLOOR
                               VAN NUYS, CA 91411
                                  818-902-4300

                                                                    May 17, 2001

TO OUR STOCKHOLDERS:

     On behalf of the Board of Directors of GenesisIntermedia, Inc., we cordially invite you to attend the annual meeting of stockholders of Genesis to be held on June 8, 2001 on the 8th floor at GenesisIntermedia, Inc.'s offices at 5805 Sepulveda Boulevard, Van Nuys, California 91411, at 10:00 a.m., Pacific Daylight Time. A notice of annual meeting, proxy card and a proxy statement containing information about the matters to be acted upon at the annual meeting are enclosed.

     At this year's meeting you will be asked to elect five directors and to ratify the selection of the independent auditors. The accompanying notice of the meeting and proxy statement describes these proposals. We encourage you to read this information carefully.

     Whether in person or by proxy, it is important that your shares be represented at the annual meeting. To ensure your participation in the annual meeting, regardless of whether you plan to attend in person, please complete, sign, date and return the enclosed proxy promptly. If you attend the annual meeting and wish to vote your proxy in person, you can revoke your previously voted proxy at the meeting.

     We look forward to seeing you at the annual meeting.

                                          Sincerely,

                                          Ramy El-Batrawi
                                          Chairman of the Board of Directors

                            GENESISINTERMEDIA, INC.
                      5805 SEPULVEDA BOULEVARD, 8TH FLOOR
                               VAN NUYS, CA 91411
                                  818-902-4300

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 8, 2001
                        10:00 A.M. PACIFIC DAYLIGHT TIME

                            ------------------------

TO THE STOCKHOLDERS OF GENESISINTERMEDIA, INC.:

     Notice is hereby given of the 2001 annual meeting of stockholders of GenesisIntermedia, Inc., a Delaware corporation.

WHEN:      Friday, June 8, 2001
           10:00 a.m. Pacific Daylight Time

WHERE:     Conference facility
           8th Floor
           5805 Sepulveda Boulevard,
           Van Nuys, California 91411

PURPOSES:  1. To elect five directors to hold office until the annual meeting of stockholders in 2002;

           2. To ratify the appointment of independent auditors; and

           3. To conduct other business if it is properly raised.

     The items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record on April 27, 2001 are entitled to vote at the meeting.

     Your vote is important. Please promptly complete, sign, date and return your proxy card in the enclosed envelope.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Douglas E. Jacobson
                                          Secretary

Van Nuys, California
May 17, 2001

                            GENESISINTERMEDIA, INC.
                      5805 SEPULVEDA BOULEVARD, 8TH FLOOR
                               VAN NUYS, CA 91411
                                  818-902-4300

                            ------------------------
                                PROXY STATEMENT
                            ------------------------

     Genesis' board is using this proxy statement to solicit proxies from the holders of Genesis common stock to be used at the annual meeting of stockholders. We are first mailing this proxy statement and the accompanying form of proxy to those who were Genesis stockholders on or about April 27, 2001.

MATTERS RELATING TO THE ANNUAL MEETING:

   TIME AND PLACE:               June 8, 2001
                                 10:00 a.m. Pacific Daylight Time
                                 8th Floor Conference Room
                                 5805 Sepulveda Boulevard,
                                 Van Nuys, California 91411

   RECORD DATE:                  April 27, 2001

   OUTSTANDING SHARES HELD ON
   RECORD DATE:                  21,852,860 shares of common stock

   SHARES ENTITLED
   TO VOTE:                      21,402,860 shares of common stock

   QUORUM REQUIREMENT:           A quorum of stockholders is necessary to hold a valid
                                 meeting. The presence in person or by proxy at the meeting of holders of shares representing a majority of the votes
                                 of the common stock entitled to vote at the meeting is a
                                 quorum.

                                 Abstentions and broker "non-votes" count as present for
                                 establishing a quorum. Shares held by Genesis in its
                                 treasury do not count toward a quorum. A broker non-vote
                                 occurs on an item when a broker is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction is given.

   SHARES BENEFICIALLY           9,045,469 shares of common stock, excluding options. These
   OWNED BY GENESIS              shares represent in total approximately 42.3% of the voting
   OFFICERS, DIRECTORS,          power of Genesis's common stock.
   AND PRINCIPAL
   STOCKHOLDERS ON               Ultimate Holdings, Ltd., a principal stockholder of Genesis, owns
   APRIL 27, 2001:               9,699,997 shares of common stock, representing approximately
                                 45.3% of the voting power of Genesis' common stock.

   ANNUAL REPORT:                The annual report to stockholders that accompanies this
                                 proxy statement is not proxy soliciting material. If you
                                 would like an additional copy, please contact Genesis at
                                 the address set forth below for Company contact.

   COMPANY CONTACT:              You may contact Genesis for additional information or
                                 copies of the annual report at by mailing us at:

                                 5805 Sepulveda Boulevard, 8th Floor
                                 Van Nuys, CA 91411
                                 Attn: Investor Relations

                                 Or by phoning us at: (818) 902-4397.

THE PROPOSALS AND VOTE NECESSARY TO APPROVE THEM:

ITEM I: To elect five directors to hold office until the annual meeting of stockholders in the year 2002.

            Directors are elected by a plurality of the votes represented by the shares of common stock present at the meeting in person or by proxy. This means that the five director nominees with the most affirmative votes are elected to fill the available seats. Only the number of votes "FOR" affect the outcome. Withheld votes and abstentions have no effect on the vote.

ITEM II:    To ratify the appointment of Singer Lewak Greenbaum &
            Goldstein, LLP as Genesis' independent auditors for Genesis' 2001 fiscal year.

            Ratification of the selection of Singer Lewak Greenbaum & Goldstein, LLP as Genesis' independent auditors for the 2001 fiscal year requires a majority of the votes cast by holders of the common stock. Abstentions have no effect on the vote.

ITEM III:   To conduct other business if it is properly raised.

     Under New York Stock Exchange rules which govern most brokers, if your broker holds your shares in its name, your broker is permitted to vote your shares on both Item I and Item II, even if it does not receive voting instructions from you.

     The stockholders have no dissenters' or appraisal rights in connection with either Item I or II.

PROXIES

     Voting instructions are included on your proxy card. If you properly submit your proxy in time to vote, one of the individuals named as your proxy will vote your shares as you have directed. You may vote for or withhold authority to vote for Genesis' director nominees. You also may vote for or against the other proposals or abstain from voting.

     If you submit your proxy but do not make specific choices, your proxy will follow the board's recommendations and vote your shares:

     * FOR the election of each of the five director nominees;

     * FOR the ratification of Singer Lewak Greenbaum & Goldstein, LLP as the independent auditors for fiscal year 2001;

     * FOR any proposal by Genesis' board to adjourn the annual meeting; and, in its discretion, as to any other business as may properly come before the annual meeting.

  How do I vote my proxy?

     Two ways: by proxy or in person. Voting by proxy is recommended because even if you attend the meeting, you could always change your vote while attending.

     Voting by proxy:

          * Mark your selections

          * Date your proxy and sign your name exactly as it appears on your proxy

          * Mail to Genesis in the enclosed, self-addressed, stamped envelope.

     Voting in person:

          * Attend the annual meeting and show proof of eligibility to vote (you may need to present identification at the meeting and, if your shares are held in the name of your broker, bank or nominee, an account statement or letter indicating that you beneficially own the shares on April 27, 2001, the record date for voting.

          * Obtain a ballot

          * Mark your selection

          * Date your ballot and sign your name exactly as it appears in our transfer books

  How do I revoke my proxy?

     You may revoke your proxy before it is voted by

     (i) submitting a new proxy with a later date,

     (ii) notifying Genesis' Secretary in writing at the address provided above before the meeting that you have revoked your proxy, or

     (iii) by voting in person at the meeting.

  What accommodations are there for persons with disabilities?

     We can provide reasonable assistance to help you participate in the meeting if you tell us about your disability and your plan to attend. Please call or write Genesis' Secretary in advance of the meeting at the number or address on the first page of this proxy statement.

  Is my vote confidential?

     Yes. Independent inspectors count the votes, so your individual vote is kept confidential unless special circumstances exist. For example, a copy of your proxy card will be sent to Genesis if you write comments on the card.

  Who pays for the proxy solicitation?

     Genesis pays its own costs of soliciting proxies. In addition to this mailing, Genesis employees may solicit proxies personally.

     May I propose actions for consideration at next year's annual meeting of stockholders or nominate individuals to serve as directors?

     Yes. You may submit proposals for consideration at future shareholder meetings, including director proposals.

     Proposals of stockholders of Genesis that are intended to be presented by such stockholders at Genesis's 2002 annual meeting and that stockholders desire to have included in our proxy materials relating to such meeting must be received by the Secretary of Genesis at 5805 Sepulveda Blvd., 8th Fl, Van Nuys, California 91411 no later than January 17, 2002, which is 120 calendar days prior to the anniversary of this year's mail date, and must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for that meeting, including the requirements of Rule 14a-18 under the Securities and Exchange Act of 1934, as amended.

     Under Section 2.7 of our bylaws, a stockholder may present a proposal at our annual meeting in the year 2002 even if the stockholder fails to meet the deadline for inclusion in the proxy, by giving notice to us at least 90 days prior to the anniversary of this year's meeting. However, if next year's meeting date is advanced by more than 30 days or delayed 60 days, the notice needs to be received no earlier than 120 days and no later than the later of 60 days prior to the meeting, and ten days after the day of the meeting is publicly announced (the "Bylaw Deadline"). If a stockholder gives notice of such a proposal after the Bylaw Deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting, including the requirements of Rule 14a-8 under the Securities and Exchange Act of 1934, as amended.

OTHER BUSINESS; ADJOURNMENTS

     Management is not currently aware of any other business to be acted upon at the meeting. If, however, other matters are properly brought before the meeting, or any adjourned meeting, your proxies will have discretion to vote or act on those matters according to their best judgment, including adjourning the meeting.

     Adjournments may be made for the purpose of, among other things, soliciting additional proxies. Any adjournment may be made from time to time by approval of the holders of shares representing a majority of the votes present in person or by proxy at the meeting, whether or not a quorum exists, without further notice other than by an announcement made at the meeting. We do not currently intend to seek an adjournment of the meeting.

                             ELECTION OF DIRECTORS
                                    (ITEM I)

     In accordance with Genesis' bylaws, the board of directors has fixed the number of directors constituting the board at five. The board of directors proposes the following five nominees for election to the board at the annual meeting, to hold office until our 2002 annual meeting and until his successor is elected and qualified:

                                            DIRECTOR               POSITIONS WITH
             NAME                  AGE       SINCE                     GENESIS                    COMMITTEES
             ----                  ---      --------               --------------                 ----------
Ramy El-Batrawi................     40        1993     Chairman of the Board and Chief
                                                       Executive Officer
Douglas E. Jacobson............     54        1998     Director, Chief Financial Officer and    Compensation
                                                       Secretary
George W. Heyworth.............     51        1998     Director                                 Compensation,
                                                                                                Audit
Michael Roy Fugler.............     52        1999     Director                                 Compensation,
                                                                                                Audit
Stephen A. Weber...............     52        2000     Director                                 Audit

     Unless otherwise instructed, the persons named as proxies on the accompanying proxy card intend to vote shares represented by properly executed proxies for the election of each of the five nominees identified above. Although the board of directors anticipates that each of the five nominees will be available to serve as a director, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of a substitute nominee or nominees that may be designated by the board of directors.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE

INFORMATION CONCERNING THE DIRECTOR NOMINEES

     Set forth below is information with respect to the individuals who are nominees for election to the board of directors of Genesis who are standing for election at the annual meeting.

  Ramy El-Batrawi

     Mr. El-Batrawi is the principal stockholder and chief executive officer of GenesisIntermedia, Inc. He has been a director and chairman of the board of GenesisIntermedia, Inc. since its inception in October 1993. Mr. El-Batrawi's prior experience includes international business marketing where he facilitated and negotiated significant transactions between global industrial companies and world governments. Firms with which he has been involved include Lockheed Corporation, Carnival Cruise Lines Inc., Lonrho, Inc., McDonalds Corporation and Eastern Airlines. Additionally, he is the sole shareholder, President and Chairman of the Board of Directors of several other companies, including

International Futures Brokerage Company, Mars & Venus Counseling Centers, Inc., Genesis Aviation, Inc., Genesis Aviation II, Inc., Genesis Diversified Investments, Inc., Sentient, Inc. and Trade Your Way To Riches, Inc.

  Douglas E. Jacobson

     Mr. Jacobson has been a director of GenesisIntermedia, Inc. since October 1998. Mr. Jacobson has been a certified public accountant for over 25 years and is a graduate of The College of William and Mary in Virginia. His experience includes working for local public accounting firms and Coopers & Lybrand where he audited privately held and SEC-registered public corporations. After Coopers & Lybrand, he was responsible for supervising the financial audit staff of a major retail drug chain, and he managed the internal audit functions for a highly diversified, closely held family conglomerate, for four years. In those positions, he was responsible for nationwide audits and preparing reports directly to the Chairman. From 1983 to 1997, as a sole practitioner certified public accountant, he performed accounting, audit and tax services for key family members and other clients, including GenesisIntermedia, Inc. As the chief financial officer of GenesisIntermedia, Inc., Mr. Jacobson's responsibilities include overseeing and preparing the financial analysis of the Company's financial growth and external reporting.

  George W. Heyworth

     Mr. Heyworth was elected to the GenesisIntermedia, Inc. board of directors in January 1999. He has had more than 25 years of success in building and leading emerging companies. As co-founder & CEO, Mr. Heyworth is in the process of re-starting Payless Drug Stores, Inc. In 1999, he co-founded lightdog.com, Inc., a promising, filtered Internet Service Provider teamed with General Mills to conduct a multi-million dollar launch focused on providing safe family internet access. He has served as chief executive officer of lightdog.com, Inc. since its formation. As a board member and consultant, he has helped venture capital groups and Internet-focused companies (GenesisIntermedia, Inc., Mature Mart, Inc., Banta Integrated Media) define, launch and execute e-commerce offerings. In 1998, Mr. Heyworth served as vice president of product management for Intersolv's PVCS Software Tools Division, a $120-million software tools business. In 1997, as the chief technology officer and vice president of engineering for CADIS, a start-up Internet company, Mr. Heyworth charted technology direction and launched e-commerce catalog products that were built on patented, advanced parametric searching technology. Prior to CADIS, Mr. Heyworth built Perot Systems Object Technology Center, managed strategic technology accounts, completed acquisitions, and oversaw Perot Systems International IT conversion to PeopleSoft. Mr. Heyworth received his Masters of Science degree from the University of Oregon and is a graduate of the United States Military Academy, where he received a Bachelor of Science degree in Civil Engineering.

  Michael Roy Fugler

     Mr. Fugler was elected a Director of GenesisIntermedia, Inc. in December 1999. After receiving his Juris Doctorate from Louisiana State University in 1972, Mr. Fugler embarked on a legal career that began with litigation, developing extensive experience with both civil and criminal law, and later focusing on international law, corporate law and finance. Mr. Fugler developed a multi-geographical practice, which allowed him to carry on his work from Baton Rouge to New York to Los Angeles to Miami to Atlanta to Houston. In the past 10 years Mr. Fugler shifted his practice and developed an expertise in international merchant and investment banking. In 1997, he became a partner and director of I-Bankers Securities, Inc. where he manages the New York, London and Paris operations. As Managing Director of Corporate Finance, Mr. Fugler manages underwritings for IPOs, pre-and post-IPO private and public offerings. Mr. Fugler currently holds Series 7, 24, and 63 securities licenses. Mr. Fugler has been a leader and active participant in many professional associations including The Association of Trial Lawyers of America, American Bar Association, National Association of Criminal Defense Lawyers, International Bar Association, Lawyer Pilots Bar Association, Aircraft Owners & Pilots Association and American Bonanza Society.

  Stephen A Weber

     Mr. Weber has a strong background in accounting, finance and marketing. Since 1996, Mr. Weber has been an active consultant in a number of companies, including GenesisIntermedia, Inc., in Southern California. From 1989 to 1996, he was the President of Positive Response Television, Inc., a direct marketing and media company that he co-founded in 1989, built and eventually took public. Under Mr. Weber's direction, within six years, Positive Response had 80 employees and had achieved annual sales of over $30 million. Prior to the founding of Positive Response, Mr. Weber was a practicing Certified Public Accountant, with over 13 years of experience in public accounting. From 1981 to 1989, Mr. Weber was a senior partner in a regional accounting firm. He supervised certified audits of many companies in diversified fields. Prior to 1981, Mr. Weber worked for local and national accounting firms, performing and supervising audit and client engagements. Mr. Weber graduated from the University of Southern California in 1970.

COMPENSATION OF DIRECTORS

     Directors who are employees of Genesis receive no separate compensation for their services as directors. Compensation of the outside directors is determined by the whole board after receiving recommendations of the President. Currently, outside directors of Genesis receive $1,000 for each board meeting they attend in person and $500 for each meeting they attend by conference telephone call. In addition, non-employee directors are entitled to be granted options to purchase 25,000 shares of common stock each year under the 1998 Stock Option Plan for Non-Employee Directors that is part of our 1998 Stock Incentive Program. The options vest quarterly over a two-year period.

     All directors are reimbursed for reasonable expenses incurred in connection with attending meetings of the board of directors. Outside directors also receive reasonable compensation for committee work and business consulting outside normal board meetings. During 2000, Genesis paid $18,425 for business consulting services provided by George Heyworth and an entity owned by George Heyworth.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires Genesis' officers and directors and persons who beneficially own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC and Nasdaq. Reporting persons are required by SEC regulations to furnish Genesis with copies of all
Section 16(a) forms they file. Based solely on a review of the copies of those forms received or written representations from persons subject to the reporting requirements of Section 16(a), we believe that, with respect to the fiscal year ended December 31, 2000, all reporting persons complied with all applicable filing requirements of Section 16(a), except for: Michael R. Fugler who filed a Form 3 late upon being appointed a director and Craig T. Dinkel, whom filed one Form 4 late that involved one transaction.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During 2000, there were 4 meetings of the board of directors and the board acted by unanimous written consent on three occasions. All directors attended at least 75% of the meetings of the board of directors and the committees of which they were members held during the time they were directors.

     The board of directors has established an audit committee and a compensation committee. The board of directors has not established a nominating or any other committees. Each of the audit and compensation committees is responsible to the full board of directors. The functions performed by these committees are summarized below:

  NAME OF COMMITTEE AND MEMBERS                 FUNCTIONS OF THE COMMITTEE              MEETINGS IN 2000
  -----------------------------                 --------------------------              ----------------
AUDIT
     George W. Heyworth               * Confers with independent accountants and               2
     Stephen A. Weber                   internal auditors regarding scope of
     Michael R. Fugler                  examination
                                      * Review reports of independent accountants and
                                        internal auditors
                                      * Reviews adequacy of internal accounting,
                                        financial and operating controls
                                      * Reviews financial reporting compliance
                                        procedures
                                      * Operates under a written charter adopted by
                                        the board of directors, a copy of which is
                                        attached as Appendix A to this proxy
COMPENSATION
     George W. Heyworth               * Reviews and approves compensation of officers          4
     Michael R. Fugler                * Reviews and administers stock option plans
     Douglas E. Jacobson                for employees
                                      * Recommends stock option rights to board of
                                        directors

  Audit Committee Report

     The Audit Committee of Genesis is composed of three independent directors and operates under a written charter adopted by the Board of Directors (Appendix
A). In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements contained in the Annual Report on Form 10-K for Genesis's 2000 fiscal year with management, including a discussion of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of Genesis's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee discussed with the independent auditors the auditors' independence from management and Genesis, including a written letter from the independent auditors regarding their independence and the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors' independence.

     The Audit Committee discussed with our chief financial officer and the independent auditors the overall scope and plans for the audit by the independent auditors. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them in the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that our auditors are, in fact, independent. Based on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the 2000 fiscal year for filing with the Securities and Exchange Commission.

     The Committee also recommended to the board of directors (and the board has approved) the selection of our independent auditors for the 2001 fiscal year.

     Submitted by the Audit Committee:  Michael R. Fugler
                                        Stephen A. Weber
                                        George W. Heyworth

  Audit Fees

     Aggregate audit fees by Singer Lewak Greenbaum & Goldstein, LLP for the audit of Genesis's annual financial statements and review of the interim financial statements in Genesis's Forms 10-Q for the fiscal year ended December 31, 2000 was $135,000, of which an aggregate amount of $0.00 had been billed through December 31, 2000.

COMPENSATION COMMITTEE INTERLOCKS

     No interlocking relationships exist between our compensation committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. Mr. Jacobson is the Chief Financial Officer and Secretary of Genesis, but does not participate in the management of our stock incentive program as it relates to persons subject to Section 16 under the Securities Exchange Act. There are no interlocking relationships between Genesis and other entities that might affect the determination of the compensation of our directors and executive officers.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation committee believes that the compensation levels of our executive officers, who provide leadership and strategic direction for Genesis, should consist of (i) base salaries that are commensurate with executives of other comparable e-commerce companies and (ii) cash bonus opportunities based on achievement of objectives set by the compensation committee with respect to the chairman and chief executive officer and by the chief executive officer in consultation with the compensation committee with respect to the other executive officers of Genesis. The compensation committee also believes that it is important to provide Genesis' executive officers with significant stock-based incentive compensation that increases in value in direct correlation with improvement in the performance of Genesis' common stock, thereby aligning management's interest with that of our stockholders.

     The compensation committee considers the following factors (ranked in order of importance) when determining compensation of our executive officers:

     * Genesis' performance measured by attainment of specific strategic objectives, stock price performance and operating results;

     * the individual performance of each executive officer, including the achievement by the executive (or the executive's functional group) of identified goals; and

     * historical cash and equity compensation levels.

  Cash compensation

     The salaries of our executive officers are generally initially set at the time of their initial hiring, subject to possible increases in future periods.

     As stated above, the compensation of executive officers is also based in part upon individual performance and comparative industry compensation levels. Early in each year, a performance plan is established. Each plan sets forth overall goals to be achieved by Genesis, as well as specific performance goals to be achieved by each of our executive officers according to his or her duties and responsibilities, for the relevant year. For fiscal year 2000, these overall compensation goals included:

     * the acquisition of technologies and businesses consistent with our business and product goals and the successful integration of the acquired businesses and technologies;

     * the enhancement of strategic relationships;

     * the meeting of cash flow, expense and other budgetary targets; and

     * the achievement of appreciation in our stock price.

  Equity compensation

     The non-employee members of the compensation committee administer and authorize all grants and awards made under the 1998 stock compensation program. In some instances, awards are authorized for new employees as incentives to join Genesis. In determining whether and in what amount to grant stock options or other equity compensation to executive officers in fiscal year 2000, the compensation committee considered the amount and date of vesting of currently outstanding incentive equity compensation granted previously to each executive officer. The compensation committee believes that continued grants of equity compensation to key executives are necessary to retain and motivate exceptionally talented executives who are necessary to achieve our long-term goals, especially at a time of significant growth and competition in the industries in which we participate.

  Compensation of Ramy Y. El-Batrawi, Genesis' Chief Executive Officer and Chairman

     Ramy Y. El-Batrawi, Genesis's chief executive officer and chairman, participates in the same programs as Genesis's other executives, and receives compensation based on: the same factors as Genesis's other executives, his employment agreement and a termination benefits agreement. Mr. El-Batrawi's overall compensation reflects his degree of policy and decision-making authority and his level of responsibility with respect to Genesis's strategic direction and financial and operational results. Mr. El-Batrawi's compensation was determined based on a study of the compensation of chief executive officers of other companies which have business, financial and corporate characteristics similar to those of Genesis. Mr. El-Batrawi's compensation components for Genesis's fiscal year ended December 31, 2000 were as follows:

     * Base Salary:  Mr. El-Batrawi received a base salary of $263,824.

  Federal Income Tax Consequences

     Section 162(m) of the Internal Revenue Code (the "Code") limits Genesis to a deduction for federal income tax purposes of not more than $1 million of compensation paid to certain executive officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code.

     The board of directors has not established a formal policy for determining which forms of incentive compensation awarded to executive officers shall be designed to qualify as "performance based compensation."

                                      Submitted by the Compensation Committee

                                            George W. Heyworth
                                            Michael R. Fugler
                                            Douglas E. Jacobson

EXECUTIVE COMPENSATION

     The following table sets forth the annual compensation paid to executive officers of Genesis for the fiscal years ended December 31, 2000, 1999 and 1998, the compensation of the chief executive officer and the only two other executive officers whose compensation exceeded $100,000 during 2000, 1999 or 1998. No other executive officer received salary and bonus compensation in excess of $100,000 in the three most recent completed fiscal years.

                                              ANNUAL COMPENSATION                       LONG TERM COMPENSATION
                               -------------------------------------------------   ---------------------------------
                                                                       OTHER       RESTRICTED
                                                                       ANNUAL         STOCK       STOCK
          NAME AND                         SALARY       BONUS       COMPENSATION     AWARDS      OPTIONS     OTHER
     PRINCIPAL POSITION          YEAR       ($)           $             ($)            ($)         ($)        ($)
     ------------------          ----      ------       -----       ------------   ----------    -------     -----
Ramy El-Batrawi                  2000     263,824                      22,761(2)
  Chairman, President and        1999     250,000     2,000,000(1)     22,654(2)      --           --        22,654(2)
  Chief Executive Officer        1998      62,500       955,000(1)     --             --           --        11,327(2)

Douglas E. Jacobson              2000     119,768        30,000        13,178(3)                 150,000
  Chief Financial Officer        1999     120,023        --            12,874(3)      --         225,000     13,253(3)
  and Secretary                  1998      13,615        --            --             --         450,000      2,126(3)

Craig T. Dinkel                  2000     140,977                         100(4)                  75,000
Chief Operating Officer          1999     175,102        --            --             --         225,000(1)      --
                                 1998      18,050        --            --             --         300,000         --

---------------

 * Amounts in this column have been adjusted to give effect to a 3-for-1 stock split effected as a stock dividend on March 21, 2001, as if the stock split was effective prior to the issuance of the securities.

(1) Mr. El-Batrawi received distributions of undistributed S corporation earnings of $2,000,000 and $955,000 in 1999 and 1998, respectively.

(2) Represents depreciation expense on a company automobile used by Mr. El-Batrawi, plus $107.00 related to life insurance premiums.

(3) Represents lease payments made for Mr. Jacobson's automobile, plus $304.00 related to life insurance premiums.

(4) Represents amounts related to life insurance premiums.

OPTIONS GRANTS IN 2000

     The following table sets forth the option grants to the named executives during 2000. Genesis did not grant any stock appreciation rights in 2000.

                                         NUMBER OF         PERCENT OF TOTAL
                                        SECURITIES        OPTIONS GRANTED TO
                                    UNDERLYING OPTIONS         EMPLOYEES         EXERCISE OR BASE
               NAME                     GRANTED(1)            IN FY 1999          PRICE ($/SHARE)     EXPIRATION DATE
               ----                 ------------------    ------------------     ----------------     ---------------
Douglas E. Jacobson...............        150,000                 5.1%                 $8.50                    (2)
Craig T. Dinkel...................         75,000                 2.5%                 $8.50                    (2)

---------------

(1) All granted options vest in three annual increments, 33.3% on each of the first through third anniversaries of the date of grant, and expire in seven years.

(2) Seven years from date of vesting.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table sets forth information regarding the number of securities underlying unexercised options at December 31, 2000.

                                  NUMBER OF SECURITIES UNDERLYING    VALUE OF UNEXERCISED IN-THE-MONEY
                                 UNEXERCISED OPTIONS AT FY-END (#)          OPTIONS FY-END ($)
                                 ---------------------------------   ---------------------------------
             NAME                 EXERCISABLE      UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
             ----                 -----------      -------------      -----------      -------------
Ramy El-Batrawi................          --                --                --                --
Douglas E. Jacobson............     600,000           225,000         1,799,800           359,300
Craig T. Dinkel................     432,000           150,000         1,316,856           306,200

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OWNERSHIP

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, warrants or other rights held by that person that are currently exercisable or become exercisable within 60 days following April 27, 2001 are deemed outstanding. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder's name. The address for all of the executive officers and directors is 5805 Sepulveda Boulevard, 8th, Van Nuys, California 91411.

                                      NUMBERS OF SHARES     OPTIONS INCLUDED       PERCENTAGE OF
         NAME AND ADDRESS             BENEFICIALLY OWNED        IN TOTAL               CLASS
         ----------------             ------------------    ----------------       -------------
Ramy El-Batrawi...................         9,042,969              --                   42.3
Douglas E. Jacobson...............           600,000             600,000                2.7
Craig T. Dinkel...................           432,000             432,000                2.0
George W. Heyworth................           150,000             150,000                  *
Michael R. Fugler.................            75,000              75,000                  *
Stephen A. Weber..................             2,500              --                      *
Ultimate Holdings, Ltd............         9,699,997                   *               45.3
All directors and executive
  officers as a group (six
  persons)........................        10,302,469           1,257,000               45.5

---------------

(1) Denotes less than 1%.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Genesis and Ultimate Holdings, Ltd. have entered into agreements providing for credit facilities on the dates and in the aggregate amounts indicated below:

       DATE               CREDIT LIMIT             INTEREST            REPAYMENT DATE
       ----               ------------             --------            --------------
April 28, 2000             $ 6,000,000               11.5%           April 28, 2005
June 16, 2000              $10,000,000               11.5%           June 16, 2005
August 11, 2000            $ 5,000,000               11.5%           August 11, 2005
September 20, 2000         $ 5,000,000               11.5%           September 20, 2005
October 16, 2000           $ 5,000,000               11.5%           October 16, 2005
January 5, 2001            $ 5,000,000               11.5%           January 5, 2006
April 16, 2001             $15,000,000                  9%           April 16, 2006

     The current outstanding aggregate indebtedness to Ultimate under the above credit facilities is approximately $38 million.

                     PERFORMANCE GRAPH: JUNE 14, 1999-2000
                  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
                     GENI, NASDAQ COMPOSITE AND PEER GROUP

     The annual changes for the periods shown in the graph on this page are based on the assumption that $100 had been invested in GENI stock, the NASDAQ Composite and our peer group on June 14, 1999. The total cumulative dollar returns shown on the logarithmic scale of the graph represent the value that such investments would have had on December 31, 1999 and on December 31, 2000.

     Peer group was determined based upon inclusion under the same Standard Industrial Classification (SIC) code as GenesisIntermedia, Inc. and comparable market capitalization levels, as advised by NASDAQ. This peer group consists of Lamar Advertising Co., Switchboard Inc., L90 Inc., Obie Media Group, Princeton Video Image and Mediaplex Inc. Lamar Advertising Co., Switchboard Inc. and Mediaplex Inc. initial public offerings were 1/28/00, 3/1/00 and 11/18/99, respectively.

Note: GenesisIntermedia, Inc.'s management consistently cautions that the stock price performance shown in the graph below should not be considered indicative of potential future stock price performance.

                          TOTAL RETURN TO STOCKHOLDERS
                      (Assumes $100 investment on 6/14/99)

                                1/16/99         12/31/99        12/31/00
                                -------         --------        --------
GenesisIntermedia, Inc.         $100.00         $ 68.51         $201.66
Peer Group                      $100.00         $270.90         $ 87.70
Nasdaq Composite                $100.00         $169.67         $103.01


                      RATIFICATION OF INDEPENDENT AUDITORS
                                   (ITEM II)

     The audit committee of the board has appointed Singer Lewak Greenbaum & Goldstein, LLP to audit Genesis' financial statements for fiscal year 2001. Management asks you to ratify that appointment. Singer Lewak Greenbaum & Goldstein, LLP has been Genesis' independent accounting firm for many years, and management believes Singer Lewak Greenbaum & Goldstein, LLP is well qualified for the job. Although the ratification is not required by law, the board believes that stockholders should be given this opportunity to express their views on the subject. While not binding on the board, the failure of the stockholders to ratify the appointment of Singer Lewak Greenbaum &

Goldstein, LLP as Genesis' independent auditors would be considered by the board and the audit committee in determining whether to continue the engagement of Singer Lewak Greenbaum & Goldstein, LLP. A Singer Lewak Greenbaum & Goldstein, LLP representative is expected to be at the annual meeting to answer appropriate questions and to make a statement if he or she desires.

THE BOARD RECOMMENDS YOU VOTE "FOR" THIS PROPOSAL.


                                 ANNUAL REPORT

     Our annual report on Form 10-K, including financial statements, for the year ended December 31, 2000, is being distributed to all stockholders together with this proxy statement, in satisfaction of the requirements of the Securities and Exchange Commission. Additional copies of such report are available upon request. To obtain additional copies of the annual report, please contact us at the address of Genesis's principal executive office given under "company contact" on page 2.

                                   IMPORTANT

     TO ASSURE YOUR REPRESENTATION AND A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE ANNUAL MEETING, WE URGE YOU TO PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

                                                    GENESISINTERMEDIA, INC.

May 17, 2001

                                   APPENDIX A
                                    CHARTER
                             OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                       OF
                            GENESISINTERMEDIA, INC.

I. AUDIT COMMITTEE PURPOSE

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     * Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

     * Monitor the independence and performance of the Company's independent auditors and internal auditing department.

     * Provide an avenue of communication among the independent auditors, management, the internal auditing department and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

II. AUDIT COMMITTEE COMPOSITION AND MEETINGS

     Audit Committee members shall meet the requirements of the National Marketing Exchange. The Audit Committee shall be composed of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

     Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors' limited review procedures.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES
     REVIEW PROCEDURES

     1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three (3) years in accordance with Securities and Exchange Commission ("SEC") regulations.

     2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

     3. In consultation with management, the independent auditors and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such expenses. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

     4. Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

     INDEPENDENT AUDITORS

     5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     6. Approve the fees and other significant compensation to be paid to the independent auditors.

     7. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

     8. Review the independent auditors' audit plan -- discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

     9. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to Audit Committees in accordance with AICPA SAS 61.

     10. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     INTERNAL AUDIT DEPARTMENT AND LEGAL COMPLIANCE

     11. Review the budget, plan, changes in plan, activities, organizational structure and qualifications of the internal audit department, as needed.

     12. Review the appointment, performance and replacement of the senior internal audit executive.

     13. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

     14. On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

     OTHER AUDIT COMMITTEE RESPONSIBILITIES

     15. Annually prepare a report to stockholders as required by the SEC. The report should be included in the Company's annual proxy statement.

     16. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

     17. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

     OTHER OPTIONAL CHARTER DISCLOSURES

     18. Establish, review and update periodically the Ethics Policies and ensure that management has established a system to enforce these Policies.

     19. Periodically perform self-assessment of Audit Committee performance.

     20. Review financial and accounting personnel succession planning within the Company.

     21. Annually review policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites. Annually review a summary of directors' and officers' related party transactions and potential conflicts of interest.

                            GENESISINTERMEDIA, INC.
                  ANNUAL MEETING OF STOCKHOLDERS, JUNE 8, 2001
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE AT THE 2001 ANNUAL MEETING OF STOCKHOLDERS OF GENESISINTERMEDIA, INC. The undersigned hereby appoints Ramy El-Batrawi and Douglas E. Jacobson, and each of them, as proxies, each with the power to appoint his substitutes, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment upon any other matter properly presented, all the shares of common stock of GenesisIntermedia, Inc. held of record by the undersigned at the close of business on April 27, 2001, at the annual meeting of stockholders to be held on June 8, 2001 or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED HEREIN AS A DIRECTOR OF GENESIS AND FOR RATIFICATION OF SINGER LEWAK GREENBAUM & GOLDSTEIN, LLP AS GENESIS'S INDEPENDENT AUDITORS FOR FISCAL YEAR 2001.

Should any nominee decline or be unable to accept his nomination to serve as a director, an event that we do not currently anticipate, the persons named in the enclosed proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the board of directors.

PLEASE MARK, SIGN, DATE AND RETURN THIS FORM PROMPTLY IN THE ENCLOSED ENVELOPE.

                            ------------------------
                                SEE REVERSE SIDE
                            ------------------------

 /X/      PLEASE MARK YOUR VOTES AS     This proxy, when properly executed, will be voted in the
          INDICATED IN THIS EXAMPLE.    manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominee named herein and FOR Item 2.

1. ELECTION OF DIRECTORS:
 (to serve until the respective Annual Meeting of Stockholders indicated).

  Nominees: To serve until    1. Ramy El-Batrawi        / /    FOR all nominees listed to the     / /    WITHHOLD AUTHORITY to vote
    2002 Annual Meeting:      2. Douglas E. Jacobson           left (except as specified below)           for all listed below.
                              3. George W. Heyworth
                              4. Michael R. Fugler
                              5. Stephen A. Weber

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the space provided below.)

EXCEPT, for vote withheld from the following nominee(s):  --------------------

----------------------------------------------

                                                                   FOR            AGAINST          ABSTAIN
 2. The proposal to ratify the appointment of Singer Lewak         / /              / /              / /
   Greenbaum & Goldstein, LLP as Genesis's independent
   auditors for fiscal year 2001.

Please indicate by a check mark whether you plan to attend the annual meeting. / /

PLEASE SIGN YOUR NAME BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE THE FULL TITLE OR CAPACITY. IF A CORPORATION, PLEASE SIGN IN CORPORATE NAME BY AN AUTHORIZED OFFICER AND GIVE TITLE. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

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SIGNATURE(S)                                                        DATE